Exhibit 10

                             Opinion and consent of
                              Ward E. Bobitz, Esq.,
                     Vice President and Assistant Secretary


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January 4, 1999



Board of Directors
General Electric Capital Assurance Company
6604 West Broad Street
Richmond, Virginia 23230

Re:      GNA Variable Investment Account
         Registration Statement on Form N-4
         File Nos. 333-______ and 811-8506

Gentlemen:

I have acted as counsel to the Company in connection with the filing with the Securities and Exchange Commission of the above-referenced Registration Statement on Form N-4 for the Group and Individual Deferred Variable Annuity and Modified Guaranteed Annuity Contracts (the "Contracts") to be issued by the Company and its separate account, GNA Variable Investment Account. I have made such examination of the law and have examined such records and documents as in my judgment are necessary or appropriate to enable me to render the following opinion:

1. General Electric Capital Assurance Company is a duly organized, validly existing stock life insurance company of the State of Delaware.

2. GNA Variable Investment Account is a separate investment account of General Electric Capital Assurance Company duly created and validly existing pursuant to the Washington insurance laws and regulations thereunder.

3. All of the prescribed corporate procedures for the issuance of the Contracts have been followed, and, when such Contracts are issued in accordance with the prospectuses contained in the Registration Statements, and upon compliance with applicable law, such contracts will be legally issued and binding obligations of the Company in accordance with their terms.

4. The portion of the assets to be held in the GNA Variable Investment Account equal to the reserves and other liabilities under contracts participating therein is not chargeable with liabilities arising out of any other business the Company may conduct.

I hereby consent to the use of this letter, or a copy hereof, as an exhibit to the Registration Statement, and the reference to me under the caption "Legal Matters" in the prospectuses contained in the registration statements.

Very truly yours,

/s/ Ward E. Bobitz

Ward E. Bobitz
Vice President and
Assistant Secretary